                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08333

                            Nuveen Investment Trust II
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                        Date of fiscal year end: July 31
                                                 -------

                    Date of reporting period: July 31, 2005
                                              -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments
Equity Funds
--------------------------------------------------------------------------------
                                               Annual Report dated July 31, 2005
                                             -----------------------------------

For investors seeking long-term capital appreciation.

[PHOTO]



Nuveen NWQ International Value Fund
Nuveen Rittenhouse Growth Fund

[LOGO] Nuveen Investments

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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The Nuveen NWQ International Value Fund features portfolio management by NWQ Investment Management Company, LLC, while the Nuveen Rittenhouse Growth Fund is sub-advised by Rittenhouse Asset Management, Inc. I urge you to take the time to read the portfolio managers' comments.

With the recent gains in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers recently sold the balance of its Nuveen shares to Nuveen or to others. These transactions have had and will have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

September 16, 2005



       "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments Nuveen NWQ International Value Fund

  We recently spoke with Paul J. Hechmer, the portfolio manager for the Nuveen NWQ International Value Fund. Paul is a senior vice president of NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc., owns a controlling interest. Paul offered his thoughts on general economic and market conditions and the performance of the Fund during the 12-month period ended July 31, 2005.

--------------------------------------------------------------------------------


What economic and market factors influenced the Fund's performance during the 12 months ended July 31, 2005?

Energy prices continued to rise sharply throughout the period, driven higher by expanding global economies and strong demand, especially from developing countries such as China and India. When the period began, oil prices were approaching $40 per barrel. They surpassed that milestone within several weeks and hit many new ones as the period progressed, including $50 per barrel in February 2005 and $60 per barrel in June 2005, finishing the period above $62. The high energy costs had far-reaching effects on global equity markets, boosting valuations of energy stocks while adding to the cost of doing business for companies in most other parts of the economy.

A second important worldwide trend was continued low interest rates. Along with the weakening U.S. dollar during the first half of the reporting period, the low rates helped spur worldwide economic expansion and contributed to the strong growth in commodity prices - a trend that greatly helped the performance of materials-related stocks. Although the dollar lost value against the euro, yen, and other major world currencies during the first five months of the reporting period, it made up most of these losses in the first seven months of 2005. A major currency-related event came late in July 2005, when the Chinese government allowed the yuan to appreciate by 2% against the dollar. Although this represented a significant policy shift, the impact on financial markets was relatively modest because the move was widely anticipated and because of its limited scale.

How did the Fund perform during the 12-month reporting period?

As shown in the table on the next page, the Fund did well on both an absolute and a relative basis. The Fund's performance at net asset value for the 12-months ended July 31, 2005 outpaced its benchmark, the MSCI EAFE Index, as well as its peer group, the Lipper International Funds Index. The primary driver of our strong results was favorable security selection, with stock picks in the energy sector providing a particularly positive impact. A significant overweighting in the materials sector also helped as that part of the market benefited from rising commodity prices.

What was your management strategy during the past twelve months?

Our basic management strategy remained the same. We continued to focus on finding individual stocks we believed were attractively valued, as we do in all types of market and economic conditions.

We made relatively few changes to the portfolio's overall sector weightings throughout the past 12 months. The changes we did make tended to be modest, as we believed the Fund was relatively well positioned. Our weighting in the materials sector increased during the period. As certain holdings in this strong-performing group reached our target prices, we scaled back or sold positions and reinvested in companies we believed offered better future appreciation potential. For example, we invested in a number of platinum mining stocks, such as Impala Platinum of South Africa and Lonmin of the United Kingdom. Of final note, we maintained our weighting in South Korean and Taiwanese stocks, which we believe provides

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market conditions and other factors.

                             Annual Report  Page 2

Class A Shares
Average Annual Total Returns
as of 7/31/05
--------------------------------------------------------------------------------

                                                              Since
                                                            inception*
                                              1-Year 5-Year (12/20/99)
                                              ------------------------
          Nuveen NWQ International Value
            Fund
             A Shares at NAV                  23.02%  2.42%      4.67%
             A Shares at Offer                15.95%  1.21%      3.57%
          Lipper International Funds Index/1/ 21.68%  1.21%     -0.26%
          MSCI EAFE Index/2/                  21.56%  1.30%     -0.33%
          ------------------------------------------------------------

* Effective October 7, 2002, based upon the determination of the Fund's Board of Trustees and a shareholder vote, the Fund's sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund.

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

indirect exposure to potential future appreciation of the Chinese yuan against the dollar.

What were some stocks that helped performance?

Metso, a Finnish maker of equipment for the paper and mining industries among others, was a particularly good performer. The company benefited from the strong commodity-pricing environment, which helped many of its customers and allowed Metso to turn its business around. Korea Electric Power also performed well. This South Korean electric utility benefited from improved investor sentiment toward South Korea generally, as well as the won's strength against the dollar. Australian mining company WMC Resources gained following the company's acquisition by rival BHP Billiton for a premium price. A number of the Fund's energy holdings rose in response to rising oil prices, with Italian energy giant Eni and Canada's Suncor Energy having the largest positive impact on our results.

What were some negative influences on performance?

Japanese stocks tended to lag as the country's economic turnaround proved weaker than expected, and many of the Fund's holdings were no exception. Among the Fund's recent disappointments were Kirin Brewery, one of the world's largest brewers; Sekisui House, a leading Japanese homebuilder; and video game giant Nintendo. Outside of Japan, a position in EDP also detracted. This Portuguese utility and telecommunications company fell in response to regulatory changes that caused investors to question the stock's future prospects. Another source of relative underperformance was our significant underweight in the financials sector. The financials sector was helped by the low-interest-rate environment, and being relatively underrepresented in this part of the market - a stance we took because we were unable to identify many attractively valued names - did not work out as we hoped during the reporting period.


--------------------------------------------------------------------------------

1The Lipper International Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Funds Category. The since inception data for the index represents returns for the period 12/31/99 - 7/31/05, as the returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any sales charges. You cannot invest directly in an index.
2The Morgan Stanley Capital International (MSCI) EAFE Index (Europe,
 Australasia, Far East) is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any sales charges. You cannot invest directly in an index.

                             Annual Report  Page 3

     Growth of an Assumed $10,000 Investment

     Nuveen NWQ International Value Fund

                                    [CHART]

                Nuveen NWQ           Nuveen NWQ           Lipper
               International       International      International   MSCI EAFE
              Value Fund (NAV)   Value Fund (Offer)    Funds Index      Index
              ----------------   ------------------   -------------   ---------
12/31/1999         $10000             $ 9425             $10000        $10000
 1/31/2000          10018               9442               9415          9365
 2/29/2000          12503              11785              10036          9617
 3/31/2000          11942              11255              10062          9990
 4/30/2000          10786              10166               9425          9465
 5/31/2000           9868               9301               9165          9234
 6/30/2000          10664              10050               9590          9595
 7/31/2000          10476               9874               9279          9193
 8/31/2000          11061              10425               9436          9273
 9/30/2000          10704              10089               8886          8821
10/31/2000           9932               9361               8584          8613
11/30/2000           9265               8732               8221          8290
12/31/2000           9754               9193               8528          8584
 1/31/2001           9379               8840               8578          8580
 2/28/2001           8699               8198               7976          7936
 3/31/2001           7853               7402               7415          7407
 4/30/2001           8365               7884               7866          7922
 5/31/2001           8036               7574               7676          7642
 6/30/2001           7643               7204               7459          7330
 7/31/2001           7410               6984               7266          7196
 8/31/2001           7360               6937               7119          7014
 9/30/2001           6583               6205               6343          6304
10/31/2001           6734               6347               6515          6465
11/30/2001           7118               6709               6758          6704
12/31/2001           7173               6760               6879          6743
 1/31/2002           6931               6532               6601          6385
 2/28/2002           7027               6622               6693          6430
 3/31/2002           7314               6894               7047          6808
 4/30/2002           7196               6782               7097          6822
 5/31/2002           7227               6812               7198          6909
 6/30/2002           7063               6657               6914          6634
 7/31/2002           6373               6007               6224          5979
 8/31/2002           6300               5938               6229          5965
 9/30/2002           5715               5387               5558          5325
10/31/2002           5816               5481               5846          5611
11/30/2002           6264               5903               6123          5865
12/31/2002           6254               5895               5927          5668
 1/31/2003           6172               5817               5710          5432
 2/28/2003           5999               5654               5541          5307
 3/31/2003           5907               5567               5405          5203
 4/30/2003           6332               5968               5940          5713
 5/31/2003           6940               6541               6322          6060
 6/30/2003           7036               6631               6471          6206
 7/31/2003           7314               6894               6652          6356
 8/31/2003           7652               7212               6844          6510
 9/30/2003           7977               7518               6982          6710
10/31/2003           8388               7906               7398          7128
11/30/2003           8603               8108               7547          7286
12/31/2003           9085               8563               8061          7855
 1/31/2004           9118               8593               8234          7966
 2/29/2004           9417               8876               8423          8150
 3/31/2004           9657               9102               8464          8196
 4/30/2004           9399               8858               8212          8011
 5/31/2004           9431               8889               8207          8027
 6/30/2004           9777               9215               8372          8214
 7/31/2004           9597               9045               8098          7947
 8/31/2004           9707               9149               8141          7982
 9/30/2004          10035               9458               8357          8190
10/31/2004          10491               9888               8622          8469
11/30/2004          11242              10596               9175          9048
12/31/2004          11648              10978               9559          9445
 1/31/2005          11346              10694               9405          9272
 2/28/2005          11899              11215               9815          9673
 3/31/2005          11606              10939               9554          9430
 4/30/2005          11328              10676               9313          9208
 5/31/2005          11272              10624               9371          9213
 6/30/2005          11528              10865               9497          9335
 7/31/2005          11807              11128               9852          9622


The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen NWQ International Value Fund compared with the corresponding indexes. The Lipper International Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Funds category. The Morgan Stanley Capital International
(MSCI) EAFE Index (Europe, Australasia, Far East) is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 4

--------------------------------------------------------------------------------
  Fund Spotlight as of 7/31/05               Nuveen NWQ International Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $25.43   $24.56   $24.58   $25.55
               --------------------------------------------------
               Inception Date 12/20/99 12/20/99 12/20/99 12/20/99
               --------------------------------------------------

Effective October 7, 2002, based upon the determination of the Fund's Board of Trustees and a shareholder vote, the Fund's sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 7/31/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                23.02%     15.95%
                        ------------------------------------------
                        5-Year                 2.42%      1.21%
                        ------------------------------------------
                        Since Inception        4.67%      3.57%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                22.10%     18.10%
                        ------------------------------------------
                        5-Year                 1.56%      1.37%
                        ------------------------------------------
                        Since Inception        3.80%      3.64%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                22.08%
                        ------------------------------------------
                        5-Year                 1.57%
                        ------------------------------------------
                        Since Inception        3.81%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                23.33%
                        ------------------------------------------
                        5-Year                 2.58%
                        ------------------------------------------
                        Since Inception        4.84%
                        ------------------------------------------

              Top Five Stock Holdings/1/
              KT Corporation Sponsored ADR                   3.9%
              ---------------------------------------------------
              Takefuji Corporation                           3.3%
              ---------------------------------------------------
              Shiseido Company, Limited Sponsored ADR        3.2%
              ---------------------------------------------------
              EDP - Energias de Portugal, S.A. Sponsored ADR 3.1%
              ---------------------------------------------------
              Nintendo Co., Ltd. ADR                         3.0%
              ---------------------------------------------------

                        Average Annual Total Returns as of 6/30/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                17.91%     11.15%
                        ------------------------------------------
                        5-Year                 1.57%      0.38%
                        ------------------------------------------
                        Since Inception        4.29%      3.18%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                17.10%     13.10%
                        ------------------------------------------
                        5-Year                 0.73%      0.53%
                        ------------------------------------------
                        Since Inception        3.43%      3.27%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                17.03%
                        ------------------------------------------
                        5-Year                 0.74%
                        ------------------------------------------
                        Since Inception        3.44%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                18.23%
                        ------------------------------------------
                        5-Year                 1.73%
                        ------------------------------------------
                        Since Inception        4.46%
                        ------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Common Stocks                     95.6%
Repurchase Agreements              4.4%


          Portfolio Statistics
          Net Assets ($000)                                  $127,517
          -----------------------------------------------------------
          Number of Stocks                                         45
          -----------------------------------------------------------
          Expense Ratio/2/                                      1.59%
          -----------------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of July 31, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the 12 months ended July 31, 2005.

                            Annual Report l Page 5

  Fund Spotlight as of 7/31/05               Nuveen NWQ International Value Fund

================================================================================

                          Country Allocation/1/
                          Japan                 30.6%
                          ---------------------------
                          United Kingdom        16.4%
                          ---------------------------
                          Canada                 8.1%
                          ---------------------------
                          South Korea            6.5%
                          ---------------------------
                          Italy                  5.0%
                          ---------------------------
                          South Africa           3.6%
                          ---------------------------
                          Finland                3.4%
                          ---------------------------
                          Netherlands            3.4%
                          ---------------------------
                          Portugal               3.1%
                          ---------------------------
                          Taiwan                 2.7%
                          ---------------------------
                          Australia              2.6%
                          ---------------------------
                          Hong Kong              2.6%
                          ---------------------------
                          Belgium                2.0%
                          ---------------------------
                          Germany                1.9%
                          ---------------------------
                          Switzerland            1.9%
                          ---------------------------
                          France                 1.0%
                          ---------------------------
                          Papua New Guinea       0.9%
                          ---------------------------
                          Repurchase Agreements  4.3%
                          ---------------------------


                        Sectors/1/
                        Materials                  19.6%
                        --------------------------------
                        Telecommunication Services 15.3%
                        --------------------------------
                        Consumer Discretionary     14.1%
                        --------------------------------
                        Utilities                  10.1%
                        --------------------------------
                        Consumer Staples            9.1%
                        --------------------------------
                        Energy                      8.2%
                        --------------------------------
                        Financials                  7.3%
                        --------------------------------
                        Information Technology      5.1%
                        --------------------------------
                        Industrials                 4.8%
                        --------------------------------
                        Healthcare                  2.0%
                        --------------------------------
                        Repurchase Agreements       4.4%
                        --------------------------------

1As a percentage of total holdings as of July 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (2/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (7/31/05)    $1,040.50 $1,036.30 $1,036.30 $1,041.60 $1,016.86 $1,013.24 $1,013.09 $1,018.25
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    8.09 $   11.76 $   11.92 $    6.68 $    8.00 $   11.63 $   11.78 $    6.61
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.60%, 2.33%, 2.36% and 1.32% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 6

  Portfolio Manager's Comments Nuveen Rittenhouse Growth Fund

  We recently spoke with John P. Waterman, the portfolio manager for the Nuveen Rittenhouse Growth Fund. John is chief investment officer of Rittenhouse Asset Management, Inc., an affiliate of Nuveen Investments, Inc. John offered his thoughts on general economic and market conditions and on the performance of the Fund for the 12-month period ended July 31, 2005.

--------------------------------------------------------------------------------

What type of market environment did the Fund encounter during the 12-month reporting period ended July 31, 2005?

Stock prices fluctuated widely during the past 12 months, with oil prices exerting a major influence on the market's performance. When the period began, equities were in the midst of a downturn. The price per barrel of oil ended July 2004 close to $40 and was over $50 in late October 2004. Conditions improved in the year's final two months; however, as oil prices fell back to near $40 in late December, a trend that, along with relief about the decisive end to the November presidential election, significantly boosted the stock market's performance.

Market conditions, however, worsened again in early 2005 as oil prices resumed their upward trend. Rising energy costs were a major reason why investors were concerned about higher inflation and whether the Federal Reserve Board (the
Fed) would be forced to respond by raising short-term interest rates more quickly. These fears pressured stock prices during the first four months of 2005. By May, however, enough evidence was accumulating that overall inflation was under control, despite oil prices surpassing $60 per barrel by period end. Better inflation data gave investors confidence that the Fed could continue raising interest rates at its existing "measured" pace. Investors also noted that corporate earnings and consumer spending remained stronger than expected. Against this more favorable backdrop, the market rallied through the end of the period.

How did the Fund perform during the 12-month period?

As shown in the table on the next page, the Fund generated positive absolute performance but trailed its benchmarks, the S&P 500 Index and the Russell 1000 Growth Index, along with its peer group average, the Lipper Large-Cap Growth Funds Index, during the reporting period. Although we believe that comparing the performance of the Fund with that of the S&P 500 and Russell 1000 Growth Indexes may offer some insights into how the Fund performed relative to the general market, we also think that closely comparing the results is imperfect because the benchmarks do not adequately reflect the Fund's investment objectives and strategies. Our investment focus is on high-quality, large-capitalization growth stocks. These stocks constitute only a limited portion of the stocks in broader scope market measures such as the S&P 500 and the Russell 1000 Growth Indexes. We maintain our high-quality, large-cap focus regardless of what is happening in the economy or broader market.

The Fund continued to be hampered by our management style being out of favor. For multiple years now the market has favored lower-quality, small-capitalization value stocks, the precise opposite of what we normally own in our portfolio. Although we saw periodic glimpses that market conditions could be shifting in our favor - April was a good month for high-quality, large-cap growth stocks - the dominant trends remained in place for most of the period and continued to weigh on the Fund's performance. We were extremely disappointed with these results and are continually looking for ways to improve performance for our shareholders.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market conditions and other factors.

                             Annual Report  Page 7

Class A Shares
Average Annual Total Returns
as of 7/31/05
--------------------------------------------------------------------------------

                                                           Since
                                                         inception
                                           1-Year 5-Year (12/31/97)
                                           ------------------------
            Nuveen Rittenhouse Growth Fund
               A Shares at NAV              7.67% -6.38%      0.63%
               A Shares at Offer            1.45% -7.48%     -0.15%
            Lipper Large-Cap Growth Funds
              Index/1/                     14.20% -7.53%      1.79%
            Russell 1000 Growth Index/2/   13.04% -8.72%      2.08%
            S&P 500 Index/3/               14.05% -1.35%      4.79%
            -------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.



What was your portfolio management strategy, and how did you apply that strategy?

We always seek to own fundamentally strong companies with solid earnings growth potential and reasonable valuations. We know from market history that investment styles move in cycles and go in and out of favor. During the period we made modifications to our investment approach by increasing somewhat our universe of potential investments, restructuring and expanding our investment team and adding analytical tools to aid the investment process. However, we continued to stick to our long-term, low-turnover investment approach and as mentioned, our focus remained on high-quality large-cap growth stocks. Our search for high-quality, above-average earnings growth led us to maintain our large weightings in the technology, healthcare, and consumer discretionary sectors, which we have emphasized for some time because of a number of fundamentally strong and attractively valued names in those areas. By contrast, we de-emphasized the strong-performing energy and utility sectors. In the past, the energy group has been very cyclical with very low earnings predictability. Energy stocks, however, continued to rise sharply in line with soaring oil prices, while utility stocks appear to have benefited from investors' desire for yield and possibly the lower tax rate on dividends. In the case of both groups, we expected a pullback, a view we maintained despite the stocks' recent trends.

What were some stocks that failed to meet your expectations during the period?

The Fund's weakest performer during the past year was drug maker Pfizer Inc., which faced safety questions about one of its most important and profitable products, the pain-management drug Celebrex. We had reduced our position in Pfizer prior to a February panel meeting of the Food and Drug Administration, which ultimately voted to allow Celebrex to remain on the market. However, Pfizer's earnings continued to deteriorate faster than expected. We sold the rest of our position late in the reporting period.

A second laggard was American International Group, Inc. (AIG), one of the world's largest insurance companies. AIG was hit by concerns about the company's accounting practices. The scrutiny led AIG to restate its earnings over the past five years, news to which the market reacted very negatively. We believe, however, that the


--------------------------------------------------------------------------------

1The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. The returns assume reinvestment of dividends, but do not reflect any sales charges. You cannot invest directly in an index.
2The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any sales charges. You cannot invest directly in an index.

                             Annual Report  Page 8
accounting adjustments were relatively minor for a company of AIG's size, and that the company's business model remains healthy. In our view, AIG is still one of the industry's best-positioned and most profitable insurance companies, and at period end we continued to own the stock.

Two additional detractors were Wal-Mart Stores, Inc., the world's largest retailer, and Cisco Systems, Inc., the dominant maker of communications switching equipment. Wal-Mart, a longtime portfolio holding, underperformed as investors grew concerned about future declines in consumer spending, particularly among the low-income consumers most hurt by higher oil prices. Cisco continued to generate solid earnings but saw its valuation decline as investors remained cautious about the outlook for spending on telecommunications-related equipment as well as the high-quality large-cap growth stocks. We maintained holdings in these two solidly growing companies and believed their recent price declines have made them even more attractive investments.

What stocks performed well for the Fund?

In the healthcare sector, biotechnology leader Amgen Inc. did very well. The recent performance of this stock highlights how important patience is to our management approach. Amgen's stock had been trading in a narrow price range for a number of years. We stuck with the company because of its continued profit growth, portfolio of existing products, and the strength of its research pipeline. Investors came to share our view of Amgen during the period, noting that the company's fundamentals had gradually strengthened and had become very attractively valued.

HMO management company UnitedHealth Group Incorporated also continued to perform well during the past 12 months. The stock rose in line with the company's healthy profits. Earnings growth also helped Lowe's Companies, Inc., the nation's second-leading home improvement warehouse retailer. As with Amgen, we held onto most of our position over the past several years as the stock failed to generate much momentum. But Lowe's recovered during the period as investors came to recognize the company's strong fundamentals and earnings growth. Another contributor to performance was chipmaker Texas Instruments Incorporated, which benefited from a turnaround in the semiconductor sector and, in particular, its market leadership in manufacturing chips that go into cell phones and other communications devices.


                             Annual Report  Page 9

     Growth of an Assumed $10,000 Investment

     Nuveen Rittenhouse Growth Fund

                                    [CHART]

                 Nuveen Rittenhouse       Nuveen Rittenhouse        Lipper Large-Cap          Russell 1000
                  Growth Fund (NAV)       Growth Fund (Offer)      Growth Funds Index         Growth Index         S&P 500 Index
                 ------------------       -------------------      ------------------         ------------         -------------
12/31/1997            $10000                    $ 9425                  $10000                  $10000                $10000
 1/31/1998             10220                      9632                   10177                   10299                 10111
 2/28/1998             10810                     10188                   10955                   11073                 10840
 3/31/1998             11185                     10542                   11464                   11515                 11395
 4/30/1998             11304                     10654                   11657                   11674                 11510
 5/31/1998             11084                     10447                   11395                   11343                 11312
 6/30/1998             11594                     10927                   12047                   12037                 11771
 7/31/1998             11374                     10720                   12041                   11957                 11645
 8/31/1998              9739                      9179                   10075                   10163                  9964
 9/30/1998             10334                      9740                   10807                   10943                 10600
10/31/1998             11359                     10706                   11504                   11823                 11462
11/30/1998             11919                     11234                   12295                   12723                 12158
12/31/1998             12527                     11807                   13647                   13870                 12858
 1/31/1999             12643                     11916                   14533                   14684                 13396
 2/28/1999             12502                     11783                   13936                   14013                 12979
 3/31/1999             12809                     12072                   14727                   14752                 13498
 4/30/1999             12869                     12129                   14777                   14771                 14021
 5/31/1999             12297                     11590                   14288                   14318                 13690
 6/30/1999             13055                     12304                   15281                   15320                 14450
 7/31/1999             12584                     11860                   14801                   14833                 13999
 8/31/1999             12804                     12068                   14804                   15074                 13930
 9/30/1999             12283                     11576                   14655                   14758                 13549
10/31/1999             13596                     12814                   15779                   15872                 14406
11/30/1999             13827                     13032                   16558                   16729                 14702
12/31/1999             14291                     13470                   18398                   18469                 15565
 1/31/2000             13880                     13082                   17660                   17603                 14783
 2/29/2000             13408                     12637                   18589                   18464                 14504
 3/31/2000             14491                     13658                   19894                   19786                 15922
 4/30/2000             14587                     13748                   18354                   18844                 15443
 5/31/2000             14305                     13483                   17297                   17894                 15126
 6/30/2000             14998                     14135                   18440                   19250                 15500
 7/31/2000             14591                     13752                   18066                   18448                 15258
 8/31/2000             15299                     14419                   19629                   20117                 16206
 9/30/2000             14852                     13998                   18131                   18214                 15350
10/31/2000             14897                     14041                   17172                   17353                 15286
11/30/2000             14170                     13355                   14867                   14795                 14081
12/31/2000             14250                     13431                   14775                   14327                 14150
 1/31/2001             13919                     13119                   15205                   15317                 14652
 2/28/2001             12710                     11980                   12851                   12716                 13316
 3/31/2001             11742                     11067                   11516                   11333                 12472
 4/30/2001             12560                     11838                   12753                   12766                 13441
 5/31/2001             12530                     11809                   12656                   12579                 13531
 6/30/2001             11963                     11275                   12292                   12287                 13202
 7/31/2001             11998                     11308                   11851                   11980                 13073
 8/31/2001             11246                     10599                   10951                   11000                 12255
 9/30/2001             10624                     10013                    9849                    9902                 11264
10/31/2001             10724                     10107                   10258                   10422                 11479
11/30/2001             11607                     10939                   11197                   11423                 12360
12/31/2001             11527                     10864                   11249                   11402                 12469
 1/31/2002             11201                     10557                   10995                   11200                 12287
 2/28/2002             10920                     10292                   10540                   10735                 12050
 3/31/2002             11170                     10528                   10963                   11107                 12503
 4/30/2002             10217                      9630                   10233                   10200                 11745
 5/31/2002              9921                      9351                   10047                    9953                 11658
 6/30/2002              9320                      8784                    9229                    9033                 10828
 7/31/2002              8768                      8264                    8534                    8536                  9985
 8/31/2002              8883                      8372                    8581                    8562                 10049
 9/30/2002              7965                      7507                    7750                    7674                  8957
10/31/2002              8798                      8292                    8346                    8377                  9745
11/30/2002              8863                      8353                    8692                    8832                 10319
12/31/2002              8392                      7909                    8086                    8222                  9714
 1/31/2003              8191                      7720                    7899                    8022                  9459
 2/28/2003              8061                      7597                    7815                    7985                  9317
 3/31/2003              8261                      7786                    7962                    8134                  9408
 4/30/2003              8853                      8344                    8544                    8735                 10183
 5/31/2003              9064                      8543                    8963                    9171                 10719
 6/30/2003              9054                      8533                    9037                    9297                 10857
 7/31/2003              9294                      8760                    9300                    9529                 11048
 8/31/2003              9390                      8850                    9528                    9766                 11263
 9/30/2003              9294                      8760                    9325                    9662                 11144
10/31/2003              9716                      9157                    9891                   10205                 11774
11/30/2003              9721                      9162                    9985                   10312                 11878
12/31/2003             10032                      9455                   10267                   10669                 12500
 1/31/2004             10192                      9606                   10464                   10886                 12730
 2/29/2004             10338                      9743                   10509                   10956                 12907
 3/31/2004             10152                      9568                   10391                   10752                 12712
 4/30/2004              9947                      9375                   10159                   10627                 12513
 5/31/2004             10022                      9445                   10342                   10825                 12684
 6/30/2004             10087                      9507                   10490                   10960                 12930
 7/31/2004              9746                      9186                    9870                   10341                 12502
 8/31/2004              9741                      9181                    9800                   10290                 12552
 9/30/2004              9691                      9134                   10030                   10388                 12688
10/31/2004              9777                      9214                   10151                   10550                 12882
11/30/2004              9998                      9423                   10604                   10913                 13404
12/31/2004             10388                      9791                   11032                   11341                 13860
 1/31/2005             10227                      9639                   10653                   10963                 13521
 2/28/2005             10207                      9620                   10722                   11079                 13805
 3/31/2005              9976                      9403                   10527                   10878                 13561
 4/30/2005              9786                      9223                   10298                   10671                 13303
 5/31/2005             10162                      9577                   10870                   11188                 13726
 6/30/2005             10046                      9468                   10892                   11146                 13746
 7/31/2005             10492                      9888                   11439                   11691                 14257



The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Rittenhouse Growth Fund compared with the corresponding indexes. The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

                            Annual Report  Page 10

--------------------------------------------------------------------------------
  Fund Spotlight as of 7/31/05                    Nuveen Rittenhouse Growth Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $20.92   $19.77   $19.79   $21.32
               --------------------------------------------------
               Inception Date 12/31/97 12/31/97 12/31/97 12/31/97
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 7/31/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                 7.67%      1.45%
                        ------------------------------------------
                        5-Year                -6.38%     -7.48%
                        ------------------------------------------
                        Since Inception        0.63%     -0.15%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                 6.86%     -2.86%
                        ------------------------------------------
                        5-Year                -7.09%     -7.27%
                        ------------------------------------------
                        Since Inception       -0.11%     -0.11%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                 6.92%
                        ------------------------------------------
                        5-Year                -7.07%
                        ------------------------------------------
                        Since Inception       -0.10%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                 7.95%
                        ------------------------------------------
                        5-Year                -6.15%
                        ------------------------------------------
                        Since Inception        0.88%
                        ------------------------------------------

                         Top Five Stock Holdings/1/
                         Amgen Inc.               4.7%
                         -----------------------------
                         General Electric Company 4.5%
                         -----------------------------
                         Microsoft Corporation    4.5%
                         -----------------------------
                         Dell Inc.                4.0%
                         -----------------------------
                         Johnson & Johnson        3.9%
                         -----------------------------

                        Average Annual Total Returns as of 6/30/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                -0.40%     -6.14%
                        ------------------------------------------
                        5-Year                -7.71%     -8.79%
                        ------------------------------------------
                        Since Inception        0.06%     -0.73%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                -1.10%     -5.05%
                        ------------------------------------------
                        5-Year                -8.39%     -8.57%
                        ------------------------------------------
                        Since Inception       -0.68%     -0.68%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                -1.10%
                        ------------------------------------------
                        5-Year                -8.39%
                        ------------------------------------------
                        Since Inception       -0.67%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                -0.10%
                        ------------------------------------------
                        5-Year                -7.48%
                        ------------------------------------------
                        Since Inception        0.31%
                        ------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Common Stocks                       96.7%
Repurchase Agreements                3.3%

              Portfolio Statistics
              Net Assets ($000)                          $201,924
              ---------------------------------------------------
              Average Market Capitalization (Stocks) $109 billion
              ---------------------------------------------------
              Number of Stocks                                 37
              ---------------------------------------------------
              Expense Ratio/2/                              1.48%
              ---------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of July 31, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the 12 months ended July 31, 2005.

                            Annual Report l Page 11

  Fund Spotlight as of 7/31/05                    Nuveen Rittenhouse Growth Fund

================================================================================


                          Sectors/1/
                          Information Technology 24.9%
                          ----------------------------
                          Healthcare             21.4%
                          ----------------------------
                          Consumer Discretionary 16.4%
                          ----------------------------
                          Financials             12.9%
                          ----------------------------
                          Consumer Staples       11.9%
                          ----------------------------
                          Industrials             9.2%
                          ----------------------------
                          Repurchase Agreements   3.3%
                          ----------------------------

1As a percentage of total holdings as of July 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (2/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (7/31/05)    $1,026.00 $1,021.70 $1,022.20 $1,027.00 $1,017.50 $1,013.84 $1,013.84 $1,018.79
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    7.38 $   11.08 $   11.08 $    6.08 $    7.35 $   11.03 $   11.03 $    6.06
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.47%, 2.21%, 2.21% and 1.21% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 12

Shareholder
               Meeting Report

A special shareholder meeting was held on July 26, 2005, at The Northern Trust Bank, Chicago, Illinois.


--------------------------------------------------------------------------------

                                                                                                       Nuveen
                                                                                                          NWQ      Nuveen
                                                                                                International Rittenhouse
                                                                                                        Value      Growth
                                                                                                         Fund        Fund
-------------------------------------------------------------------------------------------------------------------------
To approve the new investment management agreement
  For                                                                                               4,139,189   8,591,952
  Against                                                                                              38,844      97,765
  Abstain                                                                                              81,773     201,827
-------------------------------------------------------------------------------------------------------------------------
Total                                                                                               4,259,806   8,891,544
-------------------------------------------------------------------------------------------------------------------------
To approve the new sub-advisory agreement between Nuveen Asset Management and Rittenhouse Asset
 Management, Inc.
  For                                                                                                      --   8,581,197
  Against                                                                                                  --     117,298
  Abstain                                                                                                  --     193,049
-------------------------------------------------------------------------------------------------------------------------
Total                                                                                                      --   8,891,544
-------------------------------------------------------------------------------------------------------------------------
To approve the new sub-advisory agreement between Nuveen Asset Management and NWQ Investment
 Management Company, LLC
  For                                                                                               4,139,019          --
  Against                                                                                              40,091          --
  Abstain                                                                                              80,696          --
-------------------------------------------------------------------------------------------------------------------------
Total                                                                                               4,259,806          --
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  Nuveen
                                                              Investment
        Approval of the Board Members was reached as follows:   Trust II
        ----------------------------------------------------------------
                          Robert P. Bremner
                            For                               12,911,851
                            Withhold                             239,500
        ----------------------------------------------------------------
                          Total                               13,151,351
        ----------------------------------------------------------------
                          Lawrence H. Brown
                            For                               12,911,621
                            Withhold                             239,730
        ----------------------------------------------------------------
                          Total                               13,151,351
        ----------------------------------------------------------------
                          Jack B. Evans
                            For                               12,911,929
                            Withhold                             239,422
        ----------------------------------------------------------------
                          Total                               13,151,351
        ----------------------------------------------------------------
                          William C. Hunter
                            For                               12,912,110
                            Withhold                             239,241
        ----------------------------------------------------------------
                          Total                               13,151,351
        ----------------------------------------------------------------
                          David J. Kundert
                            For                               12,911,523
                            Withhold                             239,828
        ----------------------------------------------------------------
                          Total                               13,151,351
        ----------------------------------------------------------------

----
13

Shareholder
               Meeting Report (continued)

  ----------------------------------------------------------------------------
                                                                        Nuveen
                                                                    Investment
  Approval of the Board Members was reached as follows (continued):   Trust II
  ----------------------------------------------------------------------------
                       William J. Schneider
                         For                                        12,912,285
                         Withhold                                      239,066
  ----------------------------------------------------------------------------
                       Total                                        13,151,351
  ----------------------------------------------------------------------------
                       Timothy R. Schwertfeger
                         For                                        12,911,564
                         Withhold                                      239,787
  ----------------------------------------------------------------------------
                       Total                                        13,151,351
  ----------------------------------------------------------------------------
                       Judith M. Stockdale
                         For                                        12,911,851
                         Withhold                                      239,500
  ----------------------------------------------------------------------------
                       Total                                        13,151,351
  ----------------------------------------------------------------------------
                       Eugene S. Sunshine
                         For                                        12,912,285
                         Withhold                                      239,066
  ----------------------------------------------------------------------------
                       Total                                        13,151,351
  ----------------------------------------------------------------------------

----
14

Portfolio of Investments
NUVEEN NWQ INTERNATIONAL VALUE FUND
July 31,2005

                                                                               Market
 Shares Description                                                             Value
-------------------------------------------------------------------------------------
        COMMON STOCKS - 94.9%

        Consumer Discretionary - 14.0%

102,492 Dai Nippon Printing Co., Ltd. ADR                            $      3,182,377

102,930 Fuji Photo Film Co., Ltd. ADR                                       3,213,475

115,971 Makita Corporation Sponsored ADR                                    2,428,433

157,800 Matsushita Electric Industrial Co., Ltd. Sponsored ADR              2,559,516

322,054 Sekisui House, Ltd. Sponsored ADR                                   3,236,643

 51,646 Wacoal Corp. Sponsored ADR                                          3,194,300
-------------------------------------------------------------------------------------
        Consumer Staples - 9.0%

447,400 Northern Foods plc                                                  1,210,027

156,131 J Sainsbury plc Sponsored ADR                                       3,138,233

336,183 Kirin Brewery Company, Ltd. Sponsored ADR                           3,116,416

298,729 Shiseido Company, Limited Sponsored ADR                             4,047,778
-------------------------------------------------------------------------------------
        Energy - 8.2%

 26,800 Eni S.p.A. Sponsored ADR                                            3,789,520

 53,369 Royal Dutch Shell PLC, Class B ADR                                  3,398,001

 39,139 Suncor Energy, Inc.                                                 1,913,897

 24,560 Technip SA ADR                                                      1,317,644
-------------------------------------------------------------------------------------
        Financials - 7.2%

181,426 Aegon N.V.                                                          2,596,206

 64,000 Takefuji Corporation                                                4,129,442

 28,706 Deutsche Bank AG                                                    2,483,069
-------------------------------------------------------------------------------------
        Healthcare - 2.0%

126,800 Sankyo Company, Limited                                             2,499,229
-------------------------------------------------------------------------------------
        Industrials - 4.8%

106,950 Metso Corporation Sponsored ADR                                     2,576,426

183,100 Tomkins plc Sponsored ADR                                           3,535,661
-------------------------------------------------------------------------------------
        Information Technology - 5.0%

622,000 Misys plc                                                           2,559,572

288,014 Nintendo Co., Ltd. ADR                                              3,830,586
-------------------------------------------------------------------------------------
        Materials - 19.5%

124,280 Alumina Limited Sponsored ADR                                       2,184,842

 64,700 AngloGold Ashanti Limited Sponsored ADR                             2,224,386

149,798 Barrick Gold Corporation                                            3,670,051

 94,100 DSM NV Sponsored ADR                                                1,806,720

128,100 Falconbridge Limited                                                2,643,984

105,200 Impala Platinum Holdings Limited Sponsored ADR                      2,419,600

 60,550 Lihir Gold Ltd. Sponsored ADR #                                     1,196,468

121,150 Lonmin PLC Sponsored ADR                                            2,495,690

 21,500 POSCO ADR                                                           1,072,850

151,900 Placer Dome Inc.                                                    2,106,853

 10,543 Rio Tinto plc Sponsored ADR                                         1,398,529

----
15

Portfolio of Investments
NUVEEN NWQ INTERNATIONAL VALUE FUND (continued)
July 31,2005

                                                                                    Market
      Shares Description                                                             Value
------------------------------------------------------------------------------------------
             Materials (continued)

     130,700 Stora Enso Oyj Sponsored ADR                                 $      1,740,924
------------------------------------------------------------------------------------------
             Telecommunication Services - 15.2%

     160,156 Chunghwa Telecom Co., Ltd. ADR                                      3,444,956

     219,858 KT Corporation Sponsored ADR                                        4,867,656

     155,700 Nippon Telegraph and Telephone Corporation (NTT) ADR                3,425,400

      74,400 Swisscom AG Sponsored ADR                                           2,456,688

      96,658 Telecom Italia S.p.A., Sponsored ADR                                2,596,234

      72,300 Belgacom S.A                                                        2,554,827
------------------------------------------------------------------------------------------
             Utilities - 10.0%

     568,600 CLP Holdings Limited Sponsored ADR                                  3,297,880

     146,846 EDP - Energias de Portugal, S.A. Sponsored ADR                      3,920,788

     134,625 Korea Electric Power Corporation (KEPCO) Sponsored ADR              2,351,897

     139,100 United Utilities plc Sponsored ADR                                  3,185,390
------------------------------------------------------------------------------------------
             Total Common Stocks (cost $105,719,457)                           121,019,064
             ----------------------------------------------------------------------------

   Principal                                                                        Market
Amount (000) Description                                                             Value
------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 4.3%

   $   5,518 State Street Bank Repurchase Agreement, 3.000%, dated               5,517,590
------------  7/29/05, due 8/01/05, repurchase price $5,518,969, collateralized by $5,660,000 U.S. Treasury Notes, 1.625%,
              due 2/25/06, value $5,630,528
             ----------------------------------------------------------------------------
             Total Repurchase Agreements (cost $5,517,590)                       5,517,590
             ----------------------------------------------------------------------------
             Total Investments (cost $111,237,047) - 99.2%                     126,536,654
             ----------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.8)%                                980,048
             ----------------------------------------------------------------------------
             Net Assets - 100%                                            $    127,516,702
             ----------------------------------------------------------------------------

          #   Non-income producing.
          ADR American Depositary Receipt.

                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN RITTENHOUSE GROWTH FUND
July 31,2005

                                                                               Market
 Shares Description                                                             Value
-------------------------------------------------------------------------------------
        COMMON STOCKS - 97.3%

        Consumer Discretionary - 16.5%

107,000 Bed Bath & Beyond Inc. #                                     $      4,911,300

220,000 The Walt Disney Company                                             5,640,800

 50,000 Harley-Davidson, Inc.                                               2,659,500

 93,000 Lowe's Companies, Inc.                                              6,158,460

 24,000 Omnicom Group Inc.                                                  2,036,880

 68,000 Target Corporation                                                  3,995,000

160,000 Wal-Mart Stores, Inc.                                               7,896,000
-------------------------------------------------------------------------------------
        Consumer Staples - 12.0%

 95,000 Colgate-Palmolive Company                                           5,029,300

104,000 PepsiCo, Inc.                                                       5,671,120

136,000 Procter & Gamble Company                                            7,565,680

164,000 Sysco Corporation                                                   5,913,840
-------------------------------------------------------------------------------------
        Financials - 13.0%

129,000 American International Group, Inc.                                  7,765,800

 90,000 Bank of New York Company, Inc.                                      2,770,200

179,000 Citigroup Inc.                                                      7,786,500

 46,000 Morgan Stanley                                                      2,440,300

 90,000 Wells Fargo & Company                                               5,520,600
-------------------------------------------------------------------------------------
        Healthcare - 21.5%

119,000 Amgen Inc. #                                                        9,490,250

125,000 Johnson & Johnson                                                   7,995,000

 70,000 Eli Lilly and Company                                               3,942,400

 55,000 Medco Health Solutions, Inc. #                                      2,664,200

138,000 Medtronic, Inc.                                                     7,443,720

 86,000 Stryker Corporation                                                 4,651,740

 78,000 UnitedHealth Group Incorporated                                     4,079,400

 40,000 Zimmer Holdings, Inc. #                                             3,294,400
-------------------------------------------------------------------------------------
        Industrials - 9.3%

 45,000 Emerson Electric Co.                                                2,961,000

265,000 General Electric Company                                            9,142,500

 57,000 3M Co.                                                              4,275,000

 46,000 United Technologies Corporation                                     2,332,200
-------------------------------------------------------------------------------------
        Information Technology - 25.0%

337,000 Cisco Systems, Inc. #                                               6,453,550

200,000 Dell Inc. #                                                         8,094,000

207,000 Intel Corporation                                                   5,617,980

 35,000 International Business Machines Corporation (IBM)                   2,921,100

 85,000 Linear Technology Corporation                                       3,303,100

353,000 Microsoft Corporation                                               9,040,330

430,000 Oracle Corporation #                                                5,839,400

----
17

Portfolio of Investments
NUVEEN RITTENHOUSE GROWTH FUND (continued)
July 31,2005

                                                                                    Market
      Shares Description                                                             Value
------------------------------------------------------------------------------------------
             Information Technology (continued)

     135,000 Qualcomm Inc.                                                $      5,331,150

     120,000 Texas Instruments Incorporated                                      3,811,200
------------------------------------------------------------------------------------------
             Total Common Stocks (cost $203,365,218)                           196,444,900
             ----------------------------------------------------------------------------

   Principal                                                                        Market
Amount (000) Description                                                             Value
------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 3.3%

   $   6,649 State Street Bank Repurchase Agreement, 3.000%, dated               6,648,838
------------  7/29/05, due 8/01/05, repurchase price $6,650,500, collateralized by $4,780,000 U.S. Treasury Bonds, 8.125%,
              due 8/15/19, value $6,785,793
             ----------------------------------------------------------------------------
             Total Repurchase Agreements (cost $6,648,838)                       6,648,838
             ----------------------------------------------------------------------------
             Total Investments (cost $210,014,056) - 100.6%                    203,093,738
             ----------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.6)%                            (1,170,232)
             ----------------------------------------------------------------------------
             Net Assets - 100%                                            $    201,923,506
             ----------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
18

Statement of Assets and Liabilities
July 31, 2005

                                                                                          NWQ
                                                                                International   Rittenhouse
                                                                                        Value        Growth
-----------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $111,237,047 and $210,014,056, respectively) $126,536,654  $203,093,738
Cash                                                                              12,181,306            --
Receivables:
  Dividends and interest                                                             408,345       172,152
  Investments sold                                                                 2,402,142            --
  Reclaims                                                                            33,398            --
  Shares sold                                                                      1,485,129        59,824
Other assets                                                                              32        98,265
-----------------------------------------------------------------------------------------------------------
    Total assets                                                                 143,047,006   203,423,979
-----------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                           14,854,623            --
  Shares redeemed                                                                    462,886       932,229
Accrued expenses:
  Management fees                                                                    107,786       143,364
  12b-1 distribution and service fees                                                 42,287       131,930
  Other                                                                               62,722       292,950
-----------------------------------------------------------------------------------------------------------
    Total liabilities                                                             15,530,304     1,500,473
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $127,516,702  $201,923,506
-----------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                      $ 60,131,229  $ 41,138,719
Shares outstanding                                                                 2,364,711     1,966,204
Net asset value per share                                                       $      25.43  $      20.92
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                               $      26.98  $      22.20
-----------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                      $  9,781,474  $ 80,599,698
Shares outstanding                                                                   398,195     4,076,126
Net asset value and offering price per share                                    $      24.56  $      19.77
-----------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                      $ 27,515,402  $ 64,103,375
Shares outstanding                                                                 1,119,380     3,239,919
Net asset value and offering price per share                                    $      24.58  $      19.79
-----------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                      $ 30,088,597  $ 16,081,714
Shares outstanding                                                                 1,177,709       754,288
Net asset value and offering price per share                                    $      25.55  $      21.32
-----------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------
Capital paid-in                                                                 $122,531,575  $295,051,079
Undistributed (Over-distribution of) net investment income                           697,691            --
Accumulated net realized gain (loss) from investments and
  foreign currency transactions                                                  (11,003,696)  (86,207,255)
Net unrealized appreciation (depreciation) of investments                         15,299,607    (6,920,318)
Net unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                    (8,475)           --
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $127,516,702  $201,923,506
-----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
19

Statement of Operations
Year Ended July 31, 2005

                                                                                     NWQ
                                                                           International   Rittenhouse
                                                                                   Value        Growth
------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $270,134 and $0, respectively)     $ 2,138,728  $ 4,067,158
Interest                                                                         131,203      145,338
------------------------------------------------------------------------------------------------------
Total investment income                                                        2,269,931    4,212,496
------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                  858,712    1,960,795
12b-1 service fees - Class A                                                      74,206      117,075
12b-1 distribution and service fees - Class B                                     74,863      976,231
12b-1 distribution and service fees - Class C                                    141,818      741,222
Shareholders' servicing agent fees and expenses                                   92,768      651,670
Custodian's fees and expenses                                                     38,216       60,482
Trustees' fees and expenses                                                        2,003        8,382
Professional fees                                                                 22,208       41,835
Shareholders' reports - printing and mailing expenses                             31,950      108,276
Federal and state registration fees                                               47,429       30,618
Other expenses                                                                     2,698       13,667
------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                     1,386,871    4,710,253
  Custodian fee credit                                                            (1,387)         (24)
------------------------------------------------------------------------------------------------------
Net expenses                                                                  1,385,484     4,710,229
------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                     884,447     (497,733)
------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain:
  Investments                                                                  3,068,996    6,530,970
  Foreign currency transactions                                                   44,270           --
Net change in unrealized appreciation (depreciation):
  Investments                                                                  8,496,357    9,926,527
  Translation of assets and liabilities denominated in foreign currencies        (17,463)          --
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                              11,592,160   16,457,497
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   $12,476,607  $15,959,764
------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
20

Statement of Changes in Net Assets


                                                    NWQ International Value         Rittenhouse Growth
                                                   -------------------------    --------------------------
                                                      Year Ended    Year Ended     Year Ended     Year Ended
                                                         7/31/05       7/31/04        7/31/05        7/31/04
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                       $    884,447   $   364,587   $   (497,733)  $ (2,572,777)
Net realized gain (loss):
 Investments                                          3,068,996     3,878,537      6,530,970     (4,015,943)
 Foreign currencies                                      44,270          (669)            --             --
Net change in unrealized appreciation
 (depreciation):
 Investments                                          8,496,357     3,852,472      9,926,527     21,291,257
 Translation of assets and liabilities
   denominated in foreign currencies                    (17,463)        2,248             --             --
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           12,476,607     8,097,175     15,959,764     14,702,537
-------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                               (169,027)      (40,994)            --             --
 Class B                                                 (5,553)      (14,578)            --             --
 Class C                                                 (8,267)      (14,836)            --             --
 Class R                                               (353,485)     (198,532)            --             --
-------------------------------------------------------------------------------------------------------------
Decrease in net assets from distribution to
 shareholders                                          (536,332)     (268,940)            --             --
-------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                        105,551,179     8,798,677     10,559,524     21,115,748
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                   339,596        92,264             --             --
-------------------------------------------------------------------------------------------------------------
                                                    105,890,775     8,890,941     10,559,524     21,115,748
Cost of shares redeemed                             (28,114,735)   (4,705,416)   (95,781,958)   (83,628,277)
Redemption fees                                           4,426         9,050             --             --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                  77,780,466     4,194,575    (85,222,434)   (62,512,529)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                89,720,741    12,022,810    (69,262,670)   (47,809,992)
Net assets at the beginning of year                   37,795,961    25,773,151    271,186,176    318,996,168
-------------------------------------------------------------------------------------------------------------
Net assets at the end of year                      $127,516,702   $37,795,961   $201,923,506   $271,186,176
-------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of year              $    697,691   $   349,576   $         --   $         --
-------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
21

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ International Value Fund ("NWQ International Value") and Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1997.

NWQ International Value primarily invests in U.S.-traded American Depositary Receipts in an attempt to provide long-term capital appreciation.

Rittenhouse Growth ordinarily invests at least 65% of its total assets in equity securities of large-capitalization companies with a high financial strength rating and a history of consistent earnings and predictable earnings growth ("blue chip companies") in an attempt to provide long-term growth of capital.

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC"), the Funds' previous Adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. When price quotes are not readily available, are deemed not to be reliable, or events or circumstances have occurred between the time the market quotation was determined and the time at which the Funds' value their securities, the Board of Trustees of the Funds, or its designee, may establish fair market value in accordance with procedures established in good faith by the Board of Trustees. The Trust has retained an independent pricing service to assist in the fair valuation process for stocks principally traded in a foreign market. If a security is valued at fair value, the fair value may be different from the last quoted market price. Securities which are fair valued at period end will be noted in the Portfolio of Investments. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At July 31, 2005, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An


----
22
investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

NWQ International Value imposes a 2% redemption fee on certain redemptions or exchange transactions within 30 days of acquisition. During the fiscal year ended July 31, 2005, $4,426 of redemption fees were imposed on shares redeemed and were recorded as an increase to the Fund's capital paid-in.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2005.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that NWQ International Value invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
NWQ International Value may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward, options and futures contracts. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are valued daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not enter into any foreign currency forward, options or futures contracts during the fiscal year ended July 31, 2005.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


----
23

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                              NWQ International Value
                                                  -----------------------------------------------
                                                         Year Ended               Year Ended
                                                           7/31/05                 7/31/04
                                                  ------------------------  ---------------------
                                                       Shares        Amount    Shares       Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          2,338,785  $ 57,459,402   122,676  $ 2,409,109
  Class B                                            194,486     4,633,874    51,471      972,566
  Class C                                            894,747    21,300,175   151,074    2,888,459
  Class R                                            925,353    22,157,728   130,486    2,528,543
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              5,354       133,577     1,204       23,614
  Class B                                                116         2,804       395        7,536
  Class C                                                137         3,320       238        4,548
  Class R                                              7,986       199,895     2,874       56,566
--------------------------------------------------------------------------------------------------
                                                   4,366,964   105,890,775   460,418    8,890,941
--------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (247,483)   (6,095,175)  (99,345)  (1,877,747)
  Class B                                            (63,611)   (1,489,315)  (30,537)    (582,439)
  Class C                                            (79,956)   (1,896,110) (104,436)  (1,930,169)
  Class R                                           (745,974)  (18,634,135)  (15,777)    (315,061)
Redemption fees:
  Class A                                                 --         2,956        --        7,626
  Class B                                                 --           181        --          246
  Class C                                                 --           321        --          260
  Class R                                                 --           968        --          918
--------------------------------------------------------------------------------------------------
                                                  (1,137,024)  (28,110,309) (250,095)  (4,696,366)
--------------------------------------------------------------------------------------------------
Net increase                                       3,229,940  $ 77,780,466   210,323  $ 4,194,575
--------------------------------------------------------------------------------------------------

                                        Rittenhouse Growth
                        --------------------------------------------------
                               Year Ended                Year Ended
                                 7/31/05                   7/31/04
                        ------------------------  ------------------------
                             Shares        Amount      Shares        Amount
---------------------------------------------------------------------------
Shares sold:
  Class A                  212,187  $  4,212,296     331,301  $  6,500,213
  Class B                   57,453     1,086,953     188,467     3,532,522
  Class C                  164,638     3,126,451     328,634     6,225,739
  Class R                  104,407     2,133,824     238,518     4,857,274
---------------------------------------------------------------------------
                           538,685    10,559,524   1,086,920    21,115,748
---------------------------------------------------------------------------
Shares redeemed:
  Class A               (1,015,040)  (20,343,825) (1,051,952)  (20,738,821)
  Class B               (2,194,585)  (41,761,006) (1,691,798)  (31,990,370)
  Class C               (1,590,507)  (30,336,422) (1,469,756)  (27,718,410)
  Class R                 (162,974)   (3,340,705)   (159,183)   (3,180,676)
---------------------------------------------------------------------------
                        (4,963,106)  (95,781,958) (4,372,689)  (83,628,277)
---------------------------------------------------------------------------
Net increase (decrease) (4,424,421) $(85,222,434) (3,285,769) $(62,512,529)
---------------------------------------------------------------------------


----
24

3. Securities Transactions

Purchases and sales of common stocks for the fiscal year ended July 31, 2005, were as follows:

                                                             NWQ
                                                   International  Rittenhouse
                                                           Value       Growth
-----------------------------------------------------------------------------
Purchases                                            $94,615,676 $ 55,650,514
Sales                                                 19,670,323  139,058,133
-----------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on security transactions.

At July 31, 2005, the cost of investments was as follows:

                                                             NWQ
                                                   International  Rittenhouse
                                                           Value       Growth
-----------------------------------------------------------------------------
Cost of investments                                 $111,237,192 $210,021,846
-----------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2005, were as follows:

                                                              NWQ
                                                    International    Rittenhouse
                                                            Value         Growth
--------------------------------------------------------------------------------
 Gross unrealized:
   Appreciation                                       $15,907,423  $ 18,531,273
   Depreciation                                          (607,961)  (25,459,381)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
 investments                                          $15,299,462  $ (6,928,108)
--------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net realized gains at July 31, 2005, were as follows:

                                                             NWQ
                                                   International Rittenhouse
                                                           Value      Growth
----------------------------------------------------------------------------
Undistributed net ordinary income*                      $697,621       $  --
Undistributed net long-term capital gains                     --          --
----------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended July 31, 2005 and July 31, 2004, was designated for purposes of the dividends paid deduction as follows:

NWQ
International
Value                                                  2005     2004
--------------------------------------------------------------------
Distributions from net ordinary income*            $536,342 $269,000
Distributions from net long-term capital gains           --       --
--------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Rittenhouse Growth made no distributions from net ordinary income or net long-term capital gains during the fiscal years ended July 31, 2005 and July 31, 2004.


----
25

At July 31, 2005, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                             NWQ
                                                   International Rittenhouse
                                                           Value      Growth
----------------------------------------------------------------------------
Expiration year:
 2008                                                $        -- $   184,336
 2009                                                         --          --
 2010                                                 10,828,896  15,924,419
 2011                                                    174,656  57,624,742
 2012                                                         --  10,576,244
----------------------------------------------------------------------------
Total                                                $11,003,552 $84,309,741
----------------------------------------------------------------------------

At July 31, 2005, Rittenhouse Growth, as the successor of the reorganization with Nuveen Innovation Fund, had additional unused capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as follows:

                                                                 Rittenhouse
                                                                      Growth
----------------------------------------------------------------------------
Expiration year:
 2009                                                             $  944,862
 2010                                                                944,862
----------------------------------------------------------------------------
                                                                  $1,889,724
----------------------------------------------------------------------------

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. As of August 31, 2005, the complex-level fee rate was .1896%.

The annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

                                                    NWQ
                                          International  Rittenhouse
                                                  Value       Growth
                                             Fund-Level   Fund-Level
           Average Daily Net Assets            Fee Rate     Fee Rate
           ----------------------------------------------------------
           For the first $125 million             .8500%       .6500%
           For the next $125 million              .8375        .6375
           For the next $250 million              .8250        .6250
           For the next $500 million              .8125        .6125
           For the next $1 billion                .8000        .6000
           For net assets over $2 billion         .7750        .5750
           ----------------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

                                                     Complex-Level
            Complex-Level Assets/(1)/                     Fee Rate
            -------------------------------------------------------
            For the first $55 billion                        .2000%
            For the next $1 billion                          .1800
            For the next $1 billion                          .1600
            For the next $3 billion                          .1425
            For the next $3 billion                          .1325
            For the next $3 billion                          .1250
            For the next $5 billion                          .1200
            For the next $5 billion                          .1175
            For the next $15 billion                         .1150
            For Managed Assets over $91 billion/(2)/         .1400
            -------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.


----
26

(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen owns a controlling interest while key management of NWQ owns a non-controlling minority interest, and Rittenhouse Asset Management, Inc. ("Rittenhouse"), a wholly owned subsidiary of Nuveen. NWQ and Rittenhouse manage the investment portfolios of NWQ International Value and Rittenhouse Growth, respectively. NWQ and Rittenhouse are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of NWQ International Value through July 31, 2006, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets.

Effective beginning August 1, 2003, and subsequently extended, presently through July 31, 2006, the Adviser agreed to waive part of its management fees or reimburse certain expenses of Rittenhouse Growth in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.30% of the average daily net assets. Rittenhouse has reimbursed the Rittenhouse Growth Fund for certain portions of fund brokerage commissions paid with respect to portfolio trades effected by certain brokers that provided securities research to Rittenhouse, as permitted by the federal securities laws. During the fiscal year ended July 31, 2005, Rittenhouse reimbursements to the fund were $62,177, which the fund recorded as capital gains for financial reporting purposes.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the fiscal year ended July 31, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                         NWQ
                                               International Rittenhouse
                                                       Value      Growth
        ----------------------------------------------------------------
        Sales charges collected (unaudited)         $432,565     $32,115
        Paid to authorized dealers (unaudited)       382,214      28,867
        ----------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                     NWQ
                                           International Rittenhouse
                                                   Value      Growth
           ---------------------------------------------------------
           Commission advances (unaudited)      $348,592     $56,461
           ---------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2005, the Distributor retained such 12b-1 fees as follows:

                                                     NWQ
                                           International Rittenhouse
                                                   Value      Growth
           ---------------------------------------------------------
           12b-1 fees retained (unaudited)      $155,327    $788,500
           ---------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.


----
27

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2005, as follows:

                                                  NWQ
                                        International Rittenhouse
                                                Value      Growth
              ---------------------------------------------------
              CDSC retained (unaudited)       $15,834    $354,554
              ---------------------------------------------------

At July 31, 2005, the Adviser owned 1,250 shares of each of Rittenhouse Growth's Class A, B, C and R.

6. Announcement Regarding Parent Company of Adviser

In early April, 2005. The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.


----
28

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                       Investment Operations        Less Distributions
                                   -----------------------------  ----------------------


NWQ INTERNATIONAL VALUE





                                         Net         Net              Net
                         Beginning   Invest-   Realized/          Invest-                            Ending
                               Net      ment  Unrealized             ment                               Net
Year Ended                   Asset    Income        Gain           Income  Capital        Redemption  Asset     Total
July 31,                     Value (Loss)(a)      (Loss)    Total  (Loss)    Gains  Total    Fees(a)  Value Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2005                       $20.82     $ .35      $ 4.44  $ 4.79    $(.18)     $-- $(.18)       $ -- $25.43     23.02%
 2004                        16.01       .24        4.72    4.96     (.18)      --  (.18)        .03  20.82     31.21
 2003                        13.95       .20        1.82    2.02       --       --    --         .04  16.01     14.77
 2002                        16.22      (.12)      (2.15)  (2.27)      --       --    --          --  13.95    (14.00)
 2001                        22.93      (.18)      (6.53)  (6.71)      --       --    --          --  16.22    (29.26)
Class B (12/99)
 2005                        20.13       .08        4.37    4.45     (.02)      --  (.02)         --  24.56     22.10
 2004                        15.53       .08        4.58    4.66     (.06)      --  (.06)         --  20.13     30.00
 2003                        13.68       .11        1.74    1.85       --       --    --          --  15.53     13.52
 2002                        16.03      (.23)      (2.12)  (2.35)      --       --    --          --  13.68    (14.66)
 2001                        22.82      (.34)      (6.45)  (6.79)      --       --    --          --  16.03    (29.75)
Class C (12/99)
 2005                        20.14       .12        4.34    4.46     (.02)      --  (.02)         --  24.58     22.08
 2004                        15.55       .08        4.57    4.65     (.06)      --  (.06)         --  20.14     29.96
 2003                        13.68       .09        1.77    1.86       --       --    --         .01  15.55     13.67
 2002                        16.03      (.22)      (2.13)  (2.35)      --       --    --          --  13.68    (14.66)
 2001                        22.82      (.32)      (6.47)  (6.79)      --       --    --          --  16.03    (29.75)
Class R (12/99)
 2005                        20.91       .29        4.58    4.87     (.23)      --  (.23)         --  25.55     23.33
 2004                        16.10       .28        4.75    5.03     (.22)      --  (.22)         --  20.91     31.31
 2003                        14.04       .27        1.79    2.06       --       --    --          --  16.10     14.67
 2002                        16.29      (.06)      (2.19)  (2.25)      --       --    --          --  14.04    (13.81)
 2001                        22.96      (.14)      (6.53)  (6.67)      --       --    --          --  16.29    (29.05)
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                   Ratios/Supplemental Data
                         --------------------------------------------------------------------------
                                   Before Credit/         After          After Credit/
                                   Reimbursement     Reimbursement(c)   Reimbursement(d)
NWQ INTERNATIONAL VALUE          -----------------  -----------------  -----------------
                                             Ratio              Ratio              Ratio
                                            of Net             of Net             of Net
                                           Invest-            Invest-            Invest-
                                              ment               ment               ment
                                 Ratio of   Income  Ratio of   Income  Ratio of   Income
                                 Expenses   (Loss)  Expenses   (Loss)  Expenses   (Loss)
                          Ending       to       to        to       to        to       to
                             Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended                Assets      Net      Net       Net      Net       Net      Net   Turnover
July 31,                   (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------------------------
Class A (12/99)
 2005                    $60,131     1.59%    1.43%     1.59%    1.43%     1.59%    1.43%        24%
 2004                      5,580     1.74     1.24      1.74     1.24      1.74     1.25         41
 2003                      3,898     2.45      .74      1.75     1.43      1.73     1.46        172**
 2002                      4,011     1.83     (.84)     1.83     (.84)     1.76     (.77)       183
 2001                      7,551     2.12     (.99)     2.12     (.98)     2.05     (.92)       224
Class B (12/99)
 2005                      9,781     2.33      .33      2.33      .33      2.33      .33         24
 2004                      5,378     2.50      .42      2.50      .42      2.49      .43         41
 2003                      3,819     3.16      .13      2.50      .80      2.46      .83        172**
 2002                      2,586     2.60    (1.59)     2.60    (1.59)     2.53    (1.52)       183
 2001                      4,741     2.87    (1.79)     2.86    (1.78)     2.79    (1.71)       224
Class C (12/99)
 2005                     27,515     2.35      .49      2.35      .49      2.35      .50         24
 2004                      6,133     2.50      .44      2.50      .44      2.49      .44         41
 2003                      4,004     3.19     (.05)     2.50      .63      2.48      .66        172**
 2002                      4,667     2.58    (1.53)     2.58    (1.53)     2.51    (1.46)       183
 2001                      7,048     2.86    (1.72)     2.86    (1.72)     2.79    (1.65)       224
Class R (12/99)
 2005                     30,089     1.32     1.18      1.32     1.18      1.32     1.18         24
 2004                     20,705     1.49     1.44      1.49     1.44      1.49     1.44         41
 2003                     14,051     2.17     1.22      1.50     1.90      1.46     1.93        172**
 2002                      8,367     1.56     (.48)     1.56     (.48)     1.49     (.41)       183
 2001                     10,325     1.87     (.79)     1.86     (.78)     1.79     (.71)       224
-----------------------------------------------------------------------------------------------------

** The cost of securities acquired in the acquisition of Nuveen European Value
   Fund of $4,173,965 was excluded from the portfolio turnover rate calculation.
(a)Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
29

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                  Investment Operations       Less Distributions
                                              -----------------------------  ---------------------


RITTENHOUSE GROWTH





                                                    Net         Net              Net
                                    Beginning   Invest-   Realized/          Invest-               Ending
                                          Net      ment  Unrealized             ment                  Net
                                        Asset    Income        Gain           Income Capital        Asset     Total
Year Ended July 31,                     Value (Loss)(a)      (Loss)    Total  (Loss)   Gains Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2005                                  $19.43     $ .06      $ 1.43  $ 1.49      $--     $--  $--  $20.92      7.67%
 2004                                   18.53      (.06)        .96     .90       --      --   --   19.43      4.86
 2003                                   17.48      (.07)       1.12    1.05       --      --   --   18.53      6.01
 2002                                   23.92      (.12)      (6.32)  (6.44)      --      --   --   17.48    (26.92)
 2001                                   29.09      (.13)      (5.04)  (5.17)      --      --   --   23.92    (17.77)
Class B (12/97)
 2005                                   18.50      (.08)       1.35    1.27       --      --   --   19.77      6.86
 2004                                   17.78      (.19)        .91     .72       --      --   --   18.50      4.05
 2003                                   16.89      (.19)       1.08     .89       --      --   --   17.78      5.27
 2002                                   23.31      (.28)      (6.14)  (6.42)      --      --   --   16.89    (27.54)
 2001                                   28.55      (.33)      (4.91)  (5.24)      --      --   --   23.31    (18.35)
Class C (12/97)
 2005                                   18.51      (.08)       1.36    1.28       --      --   --   19.79      6.92
 2004                                   17.79      (.19)        .91     .72       --      --   --   18.51      4.05
 2003                                   16.90      (.19)       1.08     .89       --      --   --   17.79      5.27
 2002                                   23.32      (.28)      (6.14)  (6.42)      --      --   --   16.90    (27.53)
 2001                                   28.56      (.33)      (4.91)  (5.24)      --      --   --   23.32    (18.35)
Class R (12/97)
 2005                                   19.75       .11        1.46    1.57       --      --   --   21.32      7.95
 2004                                   18.79        --         .96     .96       --      --   --   19.75      5.11
 2003                                   17.68      (.02)       1.13    1.11       --      --   --   18.79      6.28
 2002                                   24.15      (.07)      (6.40)  (6.47)      --      --   --   17.68    (26.79)
 2001                                   29.29      (.07)      (5.07)  (5.14)      --      --   --   24.15    (17.55)
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                              Ratios/Supplemental Data
                                    ---------------------------------------------------------------------------
                                               Before Credit/         After          After Credit/
                                               Reimbursement     Reimbursement(c)   Reimbursement(d)
RITTENHOUSE GROWTH                           -----------------  -----------------  -----------------
                                                         Ratio              Ratio              Ratio
                                                        of Net             of Net             of Net
                                                       Invest-            Invest-            Invest-
                                                          ment               ment               ment
                                             Ratio of   Income  Ratio of   Income  Ratio of   Income
                                             Expenses   (Loss)  Expenses   (Loss)  Expenses   (Loss)
                                      Ending       to       to        to       to        to       to
                                         Net  Average  Average   Average  Average   Average  Average  Portfolio
                                      Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended July 31,                    (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2005                               $ 41,139     1.48%     .32%     1.48%     .32%     1.48%     .32%        25%
 2004                                 53,804     1.48     (.33)     1.43     (.28)     1.43     (.28)        19
 2003                                 64,680     1.57     (.41)     1.57     (.41)     1.57     (.41)        27*
 2002                                 64,914     1.45     (.58)     1.45     (.58)     1.45     (.58)        27
 2001                                106,264     1.35     (.50)     1.35     (.50)     1.35     (.50)        35
Class B (12/97)
 2005                                 80,600     2.23     (.43)     2.23     (.43)     2.23     (.43)        25
 2004                                114,954     2.23    (1.09)     2.18    (1.04)     2.18    (1.04)        19
 2003                                137,213     2.32    (1.16)     2.32    (1.16)     2.32    (1.16)        27*
 2002                                145,947     2.20    (1.33)     2.20    (1.33)     2.20    (1.33)        27
 2001                                239,203     2.10    (1.26)     2.10    (1.26)     2.10    (1.25)        35
Class C (12/97)
 2005                                 64,103     2.23     (.43)     2.23     (.43)     2.23     (.43)        25
 2004                                 86,376     2.23    (1.09)     2.18    (1.04)     2.18    (1.04)        19
 2003                                103,318     2.32    (1.16)     2.32    (1.16)     2.32    (1.16)        27*
 2002                                104,626     2.20    (1.33)     2.20    (1.33)     2.20    (1.33)        27
 2001                                167,272     2.10    (1.25)     2.10    (1.25)     2.10    (1.25)        35
Class R (12/97)
 2005                                 16,082     1.22      .55      1.22      .55      1.22      .55         25
 2004                                 16,052     1.23     (.07)     1.17     (.02)     1.17     (.02)        19
 2003                                 13,785     1.31     (.14)     1.31     (.14)     1.31     (.14)        27*
 2002                                 29,977     1.20     (.34)     1.20     (.34)     1.20     (.34)        27
 2001                                 40,995     1.10     (.25)     1.10     (.25)     1.10     (.25)        35
----------------------------------------------------------------------------------------------------------------

* The cost of securities acquired in the acquisition of Nuveen Innovation Fund of $20,085,610 was excluded from the portfolio turnover rate calculation.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ International Value Fund and Nuveen Rittenhouse Growth Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the "Funds") at July 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the year ended July 31, 2001 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated September 18, 2001.

PricewaterhouseCoopers LLP

Chicago, IL
September 22, 2005


----
31

Annual Investment Management Agreement Approval Process

At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM and the Sub-Advisory Agreement between NAM and NWQ with respect to the Nuveen NWQ International Value Fund and the Sub-Advisory Agreement between NAM and Rittenhouse with respect to the Nuveen Rittenhouse Growth Fund. NWQ and Rittenhouse are each a "Sub-Adviser" and NAM and the Sub-Advisers are each a "Fund Adviser."

The Approval Process

To assist the Board in its evaluation of an advisory contract with a Fund Adviser, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Fund Adviser; the organization of the Fund Adviser, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and with recognized and/or customized benchmarks (as appropriate); the profitability of the Fund Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Fund Adviser in providing the various services; the advisory fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Fund Adviser's management fees with the fees the Fund Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Fund Adviser; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. In addition, the independent Trustees noted that each Sub-Adviser also had previously made written or oral presentations to the Board providing the respective Sub-Adviser with the opportunity to explain its investment strategies, discuss market conditions, and highlight any material issues. Many of these presentations were part of site visits by the Board throughout the year. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each advisory contract (which includes the Sub-Advisory Agreements) with a Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the respective Fund Adviser's services, the Trustees reviewed information concerning the types of services that a Fund Adviser or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and recognized and/or customized benchmarks (as described in further detail in Section B below); information describing the Fund Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of the applicable Fund Adviser. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of the Fund Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Fund Adviser. In their review of the advisory contracts for the fixed income funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and the Fund Advisers, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Fund Advisers.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing


----
32
and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, a Fund Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, because the Funds utilize a Sub-Adviser, the Trustees also considered NAM's ability and procedures to monitor the respective Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the role of NAM's investment oversight committee, including its increased personnel, the responsibilities and experience of the staff, and procedures to monitor Sub-Advisers, including the use of site visits.

With respect to the Sub-Advisers, the independent Trustees noted that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were quite satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group if available and its performance compared to recognized and/or customized benchmarks (as applicable). Further in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

With respect to the non-municipal funds, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2004. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory, except as noted.

Although the Nuveen Rittenhouse Growth Fund's performance over certain recent periods has not compared favorably to its peers or benchmark, its performance has seen recent improvement. The Trustees also noted that such Fund was in the top quartile compared to its peers for the five year performance period ending December 31, 2004. In addition, the Trustees noted that the Rittenhouse investment team made significant modifications to its investment approach with the introduction of a new quality model to expand its universe of eligible investments, restructured and added to its investment team, and further added analytical tools to support its investment process. The Board was satisfied with Rittenhouse's initiatives to address performance concerns.

C. Fees, Expenses and Profitability

1. Fees and Expenses
In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure, the sub-advisory fee arrangements (as applicable) and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of the respective Fund Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursements and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect These Economies of Scale." The Trustees further noted that net total expense ratios for all the open-end equity and balanced Funds, except the Nuveen NWQ International Value Fund, were somewhat above the peer averages. Nevertheless, the Trustees noted that when the comparisons were made with unaffiliated funds of comparable total asset size, such Nuveen funds were within the mid-range of that narrower Peer Group.


----
33

2. Comparisons with the Fees of Other Clients
The Trustees further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types of clients. Such other clients included separate managed accounts as well as fees charged on funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. With respect to separately managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

In considering the fees of the Sub-Advisers, the Trustees also considered the pricing schedule the respective Sub-Adviser charges for similar investment management services for other fund sponsors or clients. In this regard, the Trustees noted that the sub-advisory fees were at the lower end of the respective Sub-Adviser's fee schedule.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Trustees also considered the profitability of NAM (which incorporated Nuveen's wholly-owned affiliated sub-advisers - such as Rittenhouse and NWQ). The Trustees reviewed the respective Fund Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed a Fund Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered the respective Fund Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that each Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Trustees also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar


----
34
arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. With respect to Rittenhouse and NWQ, the Trustees considered that the Sub-Advisers benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the applicable Fund's portfolio transactions. The Trustees received and reviewed materials concerning each Sub-Adviser's brokerage practices, including its broker allocation policies and procedures, the types of research and brokerage services received, the brokers providing such services, and the dollar amount of commissions allocated to brokers for soft dollar arrangements for the last calendar year. In considering the types of research received, the Trustees noted that each Sub-Adviser either has already limited (or has agreed to modify its practices to limit) the use of soft dollars to research with intellectual content. The Trustees recognized that a Sub-Adviser's profitability may be lower if the Sub-Adviser was required to pay for this research with hard dollars.

In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for Funds with 12b-1 plans, the Trustees received and considered the amount 12b-1 fees retained by Nuveen during the last calendar year. The Trustees noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.

F. Other Considerations

Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest
St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

In addition to the foregoing, a change in control of NAM may be deemed an assignment of the Sub-Advisory Agreement between NAM and the respective Sub-Adviser. Further, NWQ and Rittenhouse are wholly-owned subsidiaries of Nuveen. Accordingly, the change of control of Nuveen Investments would also result in a change of control of such Sub-Advisers resulting in the automatic termination of the Original Sub-Advisory Agreements with such Sub-Advisers. The Board therefore considered approval of a New Sub-Advisory Agreement with each Sub-Adviser in light of the anticipated change of control. More specifically, the Board considered approval of each New Sub-Advisory Agreement on substantially identical terms as the respective existing Sub-Advisory Agreement, to take effect after the change of control has occurred and the agreement has been approved by Fund shareholders. In reviewing the impact of the St. Paul divesture on the respective Sub-Adviser, the Board considered the same factors as outlined previously with respect to their review of NAM. As with NAM, the Board concluded that the St. Paul divestiture would not affect the nature and quality of services provided by the respective Sub-Adviser, the terms of the Sub-Advisory Agreement, including the fees paid thereunder, and would not materially affect the organization or operations of the Sub-Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their review and approval of the respective Sub-Adviser would continue to apply following the change in control.

G. Approval

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreement and each Sub-Advisory Agreement should be approved, and that the new, post-change of control NAM Investment Management Agreement and the Sub-Advisory Agreements be approved and recommended to shareholders.


----
35

                                     Notes

--------------------------------------------------------------------------------
36

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                              Number of
                                                                                                            Portfolios in
Name,                         Position(s)       Year First    Principal Occupation(s)                       Fund Complex
Birthdate                     Held with         Elected or    Including other Directorships                  Overseen by
and Address                   the Funds       Appointed /(2)/ During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:

-------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger /(1)/ Chairman of the      1994       Chairman and Director (since 1996) of Nuveen       155
3/28/49                       Board and                       Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive           Trustee                         LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                             (since 1996) of Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory Corp./4/;
                                                              Chairman and Director (since 1997) of Nuveen
                                                              Asset Management; Director (since 1996) of
                                                              Institutional Capital Corporation; Chairman
                                                              and Director (since 1999) of Rittenhouse
                                                              Asset Management, Inc.; Chairman of Nuveen
                                                              Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:

-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             Trustee              1997       Private Investor and Management Consultant.        155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown             Trustee              1993       Retired (1989) as Senior Vice President of         155
7/29/34                                                       The Northern Trust Company; Director,
333 W. Wacker Drive                                           Community Advisory Board for Highland Park
Chicago, IL 60606                                             and Highwood, United Way of the North Shore
                                                              (since 2002).


-------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Trustee              1999       President, The Hall-Perrine Foundation, a          155
10/22/48                                                      private philanthropic corporation (since
333 W. Wacker Drive                                           1996); Director and Vice Chairman, United
Chicago, IL 60606                                             Fire Group, a publicly held company; Adjunct
                                                              Faculty Member, University of Iowa;
                                                              Director, Gazette Companies; Life Trustee of
                                                              Coe College; Director, Iowa College
                                                              Foundation; formerly, Director, Alliant
                                                              Energy; formerly Director, Federal Reserve
                                                              Bank of Chicago; formerly, President and
                                                              Chief Operating Officer, SCI Financial
                                                              Group, Inc., a regional financial services
                                                              firm.


-------------------------------------------------------------------------------------------------------------------------
William C. Hunter             Trustee              2004       Dean and Distinguished Professor of Finance,       155
3/16/48                                                       School of Business at the University of
333 W. Wacker Drive                                           Connecticut (since 2003); previously, Senior
Chicago, IL 60606                                             Vice President and Director of Research at
                                                              the Federal Reserve Bank of Chicago
                                                              (1995-2003); Director (since 1997), Credit
                                                              Research Center at Georgetown University;
                                                              Director of Xerox Corporation (since 2004).


-------------------------------------------------------------------------------------------------------------------------
David J. Kundert              Trustee              2005       Retired (2004) as Chairman, JPMorgan Asset         153
10/28/42                                                      Management, President and CEO, Banc One
333 W. Wacker Drive                                           Investment Advisors Corporation, and
Chicago, IL 60606                                             President, One Group Mutual Funds; prior
                                                              thereto, Executive Vice President, Banc One
                                                              Corporation and Chairman and CEO, Banc One
                                                              Investment Management Group; Board of
                                                              Regents, Luther College; currently a member
                                                              of the American and Wisconsin Bar
                                                              Associations.

----
37

================================================================================

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First    Principal Occupation(s)                       Fund Complex
Birthdate            Held with        Elected or    Including other Directorships                  Overseen by
and Address          the Funds      Appointed /(2)/ During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee             1997       Chairman, formerly, Senior Partner and Chief       155
9/24/44                                             Operating Officer, (retired, 2004);
333 W. Wacker Drive                                 Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                   estate investment company; formerly, Vice
                                                    President, Miller-Valentine Realty, a
                                                    construction company; Board Member and Chair
                                                    of the Finance Committee, member of the
                                                    Audit Committee of Premier Health Partners,
                                                    the not-for-profit company of Miami Valley
                                                    Hospital; Board Member, formerly Chair,
                                                    Dayton Development Coalition; President,
                                                    Dayton Philharmonic Orchestra Association;
                                                    formerly, Member, Community Advisory Board,
                                                    National City Bank, Dayton, Ohio and
                                                    Business Advisory Council, Cleveland Federal
                                                    Reserve Bank.


---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee             1997       Executive Director, Gaylord and Dorothy            155
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee             2005       Senior Vice President for Business and             155
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First                                                  Fund Complex
Birthdate            Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed /(3)/ During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:


---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief               1988       Managing Director (since 2002), Assistant          155
9/9/56               Administrative                 Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                        formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President      2004       Managing Director (since 2005), previously,        155
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President      2000       Vice President (since 2002), formerly,             155
2/3/66               and Assistant                  Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                      Nuveen Investments, LLC.
Chicago, IL 60606

----
38

                                                                                                     Number of
                                                                                                   Portfolios in
Name,                 Position(s)      Year First                                                  Fund Complex
Birthdate             Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed /(3)/ During Past 5 Years                              Officer
----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President      1999       Vice President of Nuveen Investments, LLC          155
11/28/67              and Treasurer                  (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                  of Nuveen Investments, Inc. (since 1999);
Chicago, IL 60606                                    Vice President and Treasurer of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/ (since 1999); Vice
                                                     President and Treasurer of Nuveen Asset
                                                     Management (since 2002) and of Nuveen
                                                     Investments Advisers Inc.; Assistant
                                                     Treasurer of NWQ Investment Management
                                                     Company, LLC (since 2002); Vice President
                                                     and Treasurer of Nuveen Rittenhouse Asset
                                                     Management, Inc. (since 2003); Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President      1998       Vice President (since 2002) and Assistant          155
9/24/64               and Secretary                  General Counsel (since 1998); formerly,
333 W. Wacker Drive                                  Assistant Vice President (since 1998) of
Chicago, IL 60606                                    Nuveen Investments, LLC; Vice President
                                                     (since 2002) and Assistant Secretary (since
                                                     1998), formerly, Assistant Vice President of
                                                     Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; and (since
                                                     2005) Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President      1998       Managing Director (since 2004) formerly,           155
10/24/45                                             Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                  Managing Director (since 2004) formerly,
Chicago, IL 60606                                    Vice President (since 1998) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/; Managing Director (since
                                                     2005) of Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President      1995       Managing Director (since 2002) of Nuveen           155
3/2/64                                               Investments, LLC; Managing Director (since
333 W. Wacker Drive                                  2001), formerly, Vice President (since 1995)
Chicago, IL 60606                                    of Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; Managing
                                                     Director (since 2001) of Nuveen Asset
                                                     Management; Vice President (since 2002) of
                                                     Nuveen Investment Advisers Inc.; Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President      1998       Vice President (since 1993) and Funds              155
5/31/54               and Controller                 Controller (since 1998) of Nuveen
333 W. Wacker Drive                                  Investments, LLC; formerly, Vice President
Chicago, IL 60606                                    and Funds Controller (1998-2004) of Nuveen
                                                     Investments, Inc.; Certified Public
                                                     Accountant.


----------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President      2004       Vice President and Deputy Director of              155
4/13/56               and Chief                      Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                     Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                        Advisers Inc., Nuveen Asset Management and
                                                     Rittenhouse Asset Management, Inc.;
                                                     previously, Vice President and Deputy
                                                     Director of Compliance (2004) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp.;/4/ formerly, Senior Attorney
                                                     (1994 to 2004), The Northern Trust Company.


----------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President      2000       Vice President (since 2000) of Nuveen              155
3/22/63                                              Investments, LLC; Certified Public
333 W. Wacker Drive                                  Accountant.
Chicago, IL 60606


----------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President      2002       Vice President (since 1999) of Nuveen              155
8/27/61                                              Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

----
39

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,               Position(s)      Year First                                                  Fund Complex
Birthdate           Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed /(3)/ During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President      1988       Vice President, Assistant Secretary and            155
7/27/51             and Assistant                  Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                      Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/;
                                                   Assistant Secretary of Nuveen Investments,
                                                   Inc. and Vice President (since 2005) and of
                                                   Nuveen Asset Management; Vice President
                                                   (since 2000), Assistant Secretary and
                                                   Assistant General Counsel (since 1998) of
                                                   Rittenhouse Asset Management; Vice President
                                                   and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
40

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager                       Legal Counsel              Transfer Agent and
Nuveen Asset Management*           Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive              Chicago, IL                Boston Financial
Chicago, IL 60606                                             Data Services, Inc.
                                   Independent Registered     Nuveen Investor Services
Sub-Advisers                       Public Accounting Firm     P.O. Box 8530
NWQ Investment Management          PricewaterhouseCoopers LLP Boston, MA 02266-8530
Company, LLC                       Chicago, IL                (800) 257-8787
2049 Century Park East
Los Angeles, CA 90067              Custodian
Rittenhouse Asset Management, Inc. State Street Bank & Trust
Five Radnor Corporate Center       Boston, MA
Radnor, PA 19087

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.


Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp. (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the
Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com. You may also obtain this and other fund information directly from the
Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
41

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $124 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-GRW-0705D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended             Audit Fees Billed  Audit-Related Fees      Tax Fees     All Other Fees
July 31, 2005                      to Funds        Billed to Funds   Billed to Funds  Billed to Funds
-----------------------------------------------------------------------------------------------------
Name of Series
--------------
NWQ International Value Fund              8,812                   0              212                0
Rittenhouse Growth Fund                  13,162                   0            1,163                0
                              -----------------------------------------------------------------------
  Total                        $         21,974  $                0  $         1,375  $             0

                                      Percentage Approved Pursuant to Pre-approval Exception
                              -----------------------------------------------------------------------
                              Audit Fees Billed  Audit-Related Fees      Tax Fees     All Other Fees
                                   to Funds        Billed to Funds   Billed to Funds  Billed to Funds
-----------------------------------------------------------------------------------------------------
Name of Series
--------------
NWQ International Value Fund                  0                   0                0                0
Rittenhouse Growth Fund                       0                   0                0                0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

Fiscal Year Ended             Audit Fees Billed  Audit-Related Fees      Tax Fees     All Other Fees
July 31, 2004                      to Funds        Billed to Funds   Billed to Funds  Billed to Funds
-----------------------------------------------------------------------------------------------------
Name of Series
--------------
NWQ International Value Fund              6,588                   0               37                0
Rittenhouse Growth Fund                  13,684                   0              399                0
                              -----------------------------------------------------------------------
  Total                       $          20,272  $                0  $           436  $             0

                                      Percentage Approved Pursuant to Pre-approval Exception
                              -----------------------------------------------------------------------
                              Audit Fees Billed  Audit-Related Fees      Tax Fees     All Other Fees
                                   to Funds        Billed to Funds   Billed to Funds  Billed to Funds
-----------------------------------------------------------------------------------------------------
Name of Series
--------------
NWQ International Value Fund                N/A                 N/A              N/A              N/A
Rittenhouse Growth Fund                     N/A                 N/A              N/A              N/A

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                           Audit-Related Fees   Tax Fees Billed to     All Other Fees
                         Billed to Adviser and      Adviser and      Billed to Adviser
Fiscal Year Ended           Affiliated Fund       Affiliated Fund   and Affiliated Fund
June 30, 2005              Service Providers     Service Providers   Service Providers
---------------------------------------------------------------------------------------
Nuveen Investment Trust  $                  0   $           49,500  $                 0


                             Percentage Approved Pursuant to Pre-approval Exception
                         --------------------------------------------------------------
                           Audit-Related Fees   Tax Fees Billed to     All Other Fees
                         Billed to Adviser and      Adviser and      Billed to Adviser
                            Affiliated Fund       Affiliated Fund   and Affiliated Fund
                           Service Providers     Service Providers   Service Providers
                         --------------------------------------------------------------
                                             0%                  0%                   0%

The above "Tax Fees" are fees billed to the Adviser for Fund tax return preparation.

                           Audit-Related Fees   Tax Fees Billed to     All Other Fees
                         Billed to Adviser and      Adviser and      Billed to Adviser
Fiscal Year Ended           Affiliated Fund       Affiliated Fund   and Affiliated Fund
June 30, 2004              Service Providers     Service Providers   Service Providers
---------------------------------------------------------------------------------------
Nuveen Investment Trust  $                   0  $                0  $                 0

                             Percentage Approved Pursuant to Pre-approval Exception
                         --------------------------------------------------------------
                           Audit-Related Fees   Tax Fees Billed to     All Other Fees
                         Billed to Adviser and      Adviser and      Billed to Adviser
                            Affiliated Fund       Affiliated Fund   and Affiliated Fund
                           Service Providers     Service Providers   Service Providers
                         --------------------------------------------------------------
                                             0%                  0%                   0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                      Total Non-Audit Fees
                                                     billed to Adviser and
                                                    Affiliated Fund Service     Total Non-Audit Fees
                                                     Providers (engagements    billed to Adviser and
                                                    related directly to the   Affiliated Fund Service
Fiscal Year Ended             Total Non-Audit Fees  operations and financial    Providers (all other
June 30, 2005                   Billed to Trust     reporting of the Trust)         engagements)        Total
--------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Balanced Muni & Stock Fund                     368                    49,500                        0   49,868
Balanced Stock & Bond Fund                     269                    49,500                        0   49,769
Large-Cap Value Fund                         2,324                    49,500                        0   51,824
NWQ Multi-Cap Value Fund                       731                    49,500                        0   50,231
NWQ Global Value Fund                            0                    49,500                        0   49,500
NWQ Small-Cap Value Fund                         0                    49,500                        0   49,500
NWQ Value Opportunities Fund                     0                    49,500                        0   49,500
                              --------------------------------------------------------------------------------
  Total                       $              3,692                            $                     0

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax Fees" billed to Adviser in the amount of $49,500 from previous table.

                                                      Total Non-Audit Fees
                                                     billed to Adviser and
                                                    Affiliated Fund Service     Total Non-Audit Fees
                                                     Providers (engagements    billed to Adviser and
                                                    related directly to the   Affiliated Fund Service
Fiscal Year Ended             Total Non-Audit Fees  operations and financial    Providers (all other
June 30, 2004                   Billed to Trust     reporting of the Trust)         engagements)        Total
--------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Balanced Muni & Stock Fund                     116                         0                        0      116
Balanced Stock & Bond Fund                      80                         0                        0       80
Large-Cap Value Fund                           712                         0                        0      712
NWQ Multi-Cap Value Fund                        70                         0                        0       70
NWQ Global Value Fund                          N/A                       N/A                      N/A      N/A
NWQ Small-Cap Value Fund                       N/A                       N/A                      N/A      N/A
NWQ Value Opportunities Fund                   N/A                       N/A                      N/A      N/A
                              --------------------------------------------------------------------------------
  Total                       $                978  $                      0  $                     0  $   978

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date October 6, 2005
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date October 6, 2005
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date October 6, 2005
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.